Note 12 - Associates, Joint Ventures, and Other Investments	12 Months Ended
Dec. 31, 2021
Statement Line Items [Line Items]
Disclosure of interests in other entities [text block]
Note 12.	Associates, Joint Ventures, and Other Investments

As of year-end, Opera held investments in the following companies.

						Carrying amount of net investment as of December 31,
Investee	Nature of ownership interest	Ownership interest		Classification of investee	Basis of accounting	2020	2021
Nanobank	Ordinary shares	42.35%		Associate held for sale (1)	FVLCTS (2)	264,261	120,311
OPay	Ordinary and preferred shares	6.44%	(3)	Financial asset held for sale (1)	FVTPL (3, 4)	45,220	84,600
Star X	Preferred shares	19.35%		Associate held for sale (1)	FVTPL (4)	55,000	83,468
nHorizon	Ordinary shares	29.09%		Joint venture	Equity method	463	6
Fjord Bank	Ordinary shares	6.09%		Non-current financial asset	FVTPL (4)	-	897

(1)	The investments in Nanobank, OPay, and Star X were classified as held for sale at the end of 2021.
(2)	The investment in Nanobank was accounted for in accordance with the equity method until the end for 2021, at which point in time the investment was classified as held for sale and measured at fair value less costs to sell (“FVLCTS”).
(3)	Until mid-2021, Opera had an ownership interest of 13.1% in OPay and the investment in ordinary shares was accounted for in accordance with the equity method. Subsequently the investment in ordinary shares was measured at fair value through profit or loss, consistent with the accounting for the preferred shares.
(4)	Fair value through profit or loss ("FVTPL").

Investments Held for Sale

At the end of 2021, the board of directors of Opera Limited authorized a plan to pursue divestments of Opera’s shares in Nanobank, OPay and Star X, allowing Opera to realize the values of its strategic investments and streamline the company’s focus around its own core business. Consequently, these assets were classified as held for sale as of December 31, 2021. The classification as held for sale did not impact the measurement of the shares in OPay and Star X, which are accounted for as financial assets at fair value through profit or loss, but it did impact the measurement of the shares in Nanobank. Opera’s investment in Nanobank was accounted for in accordance with the equity method until the classification as held for sale, at which point in time Opera ceased to apply the equity method and measured the shares at their fair value less costs to sell. The carrying amounts for Opera’s investments in Nanobank, OPay and Star X were presented as assets held for sale in the Statement of Financial Position as of December 31, 2021. The sections below provide additional details on the assets held for sale.

Nanobank

NanoCred Cayman Company Limited (“Nanobank”), the parent of a group of companies providing online microlending services in Africa, Latin America, South Asia, and Southeast Asia, as well as credit card services in Latin America, was classified as an associate of Opera until it was divested in March 2022. The investment in Nanobank was acquired on August 19, 2020, when TenSpot Pesa Limited, a wholly owned subsidiary of Opera at the time, and receivables due from it, were contributed to a subsidiary of Nanobank in exchange for Opera obtaining an ownership interest of 42.0% in Nanobank. The transaction resulted in TenSpot Pesa Limited, and its subsidiaries, being classified as a discontinued operation, as discussed in Note 3. The investment in Nanobank was initially recognized at the fair value of the ownership interest obtained, which was estimated to be US$264.9 million. This resulted in a gain in 2020 of US$151.4 million relative to the carrying amounts of the net assets contributed by Opera to Nanobank.

On June 11, 2021, Nanobank completed the repurchase of shares from a minority financial investor in the company, resulting in Opera’s ownership interest increasing to 42.35%. The transaction did not have a material impact on Opera’s accounting for its investment in Nanobank.

The investment in Nanobank was accounted for in accordance with the equity method until the end of 2021, at which point in time the investment was classified as held for sale. In the period of 2021 when the equity method was applied, Opera’s share of Nanobank’s net loss was US$26.0 million, while Opera’s share of Nanobank’s other comprehensive income was US$0.2 million. In 2020, Opera’s share of Nanobank’s net income was US$0.3 million and the share of other comprehensive loss was US$0.9 million. In accordance with the equity method, Opera adjusted the net income or loss of Nanobank to account for the impact of amortization and impairment of basis differences identified and measured as part of the “notional” purchase price allocation that Opera performed as of August 2020. The total impact of these adjustments was US$26.6 million in 2021, compared to US$6.2 million in 2020.

When the investment in Nanobank was classified as held for sale at the end of 2021, Opera wrote the carrying amount down to its fair value less costs to sell, estimated to be US$120.3 million, which resulted in Opera recognizing an impairment loss of US$118.2 million. Based on the judgments and estimates outlined in Note 2, Opera determined that the transaction price observed in March 2022, when Opera completed the sale of its shares in Nanobank, was the best estimate of the fair value less costs to sell as of year-end 2021. The total consideration for the shares is US$127.1 million, due quarterly in eight equal installments over the next two years. A discount rate of 5.0% was used to calculate the present value of the consideration. A change in the discount rate of 1.0% would result in the present value changing by US$1.3 million. In future periods, the effect of the unwinding of the discount will be recognized as finance income. See Note 19 for more information on the sale of the shares in Nanobank.

OPay

OPay Limited (“OPay”) is a mobile payment fintech company that focuses on emerging markets, with Nigeria and Egypt as initial key markets. OPay provides online and offline payments, and digital wallet services leveraging AI, big data and other fintech innovations, thus helping countries in emerging markets transform into cashless societies.

As of year-end 2021, Opera held 31,058,025 ordinary shares and 69,962,470 series seed+ preferred shares in OPay. During the year, Opera sold 30,768,400 series A preferred shares and 10,302,955 series seed+ preferred shares for a total consideration of US$50.0 million, resulting in a fair value gain of US$29.6 million, and a realized gain of US$44.4 million versus Opera's acquisition cost of these shares. The transaction and consideration received corresponded with OPay’s series C funding round. Because Opera chose not to participate in the series C funding round, Opera's ownership interest got further diluted. The sale of preferred shares and the series C funding round resulted in Opera’s ownership interest in OPay reducing from 13.1% at the end of 2020 to 6.44% at year-end 2021.

OPay was classified as an associate until the series C funding round in mid-2021, after which Opera lost significant influence over the company, as discussed in Note 2. Consequently, Opera discontinued the application of the equity method to the accounting for the investment in ordinary shares and instead measured the ordinary shares at fair value through profit or loss. In the interim period of 2021 when the equity method was applied, Opera recognized US$0.2 million as its share of losses in OPay. When Opera lost significant influence, the carrying amount of the ordinary shares under the equity method was negative US$4.0 million due to the recognition of accumulated share of losses in excess of the cost of the shares. The loss of significant influence over OPay did not impact the accounting for the preferred shares, which are measured at fair value through profit or loss.

Because the shares in OPay are accounted for as financial assets at fair value through profit or loss, the classification as held for sale as of year-end 2021 only impacted the presentation in the Statement of Financial Position, where the carrying amount was included as part of the line item for assets held for sale.

The fair value of the preferred shares in OPay was measured using methods and techniques that reflect the economic rights and benefits of the shares. These rights and benefits include redemption rights and liquidation preferences. Management determined that a combination of the probability weighted expected return model (“PWERM”) and the option pricing model (“OPM”) was appropriate when measuring the fair value of the preferred in OPay as of December 31, 2021. The same two methods were used to measure the fair value of the ordinary shares. In 2020, the current value method (“CV”) was used in combination with the PWERM and OPM when measuring the fair value of the preferred shares. Management at Opera determined that the CV method was inappropriate for the fair value measurement of the preferred shares in OPay in 2021 because the method is generally only appropriate when a liquidity event is imminent or when the investee is at a very early stage of its development, neither of which was considered to be the case for OPay in 2021 because it has completed several funding rounds over the past years. The table below provides additional details about the valuation methods.

Method	Description of method
Probability-weighted expected return method (“PWERM”)

● Fair value of the preferred shares is estimated based upon the probability-weighted present value of expected future investment returns, considering a range of possible future scenarios and outcomes available to the company, as well as the rights of each share class.
● The PWERM is most appropriate when there are a set of visible future liquidity events and when the time to liquidity is short.

Option pricing model (“OPM”)

● The option pricing model treats ordinary and preferred shares as call options on the company’s equity value, with exercise prices based on the liquidation preferences of the preferred shares.
● Under this model, the ordinary shares have a positive fair value only if the funds available for distribution to shareholders exceed the value of the liquidation preferences.
● The OPM is most appropriate when specific future liquidity events are challenging to forecast.

Current value method (“CV”)

● The current value method allocates value to each share class based on an estimated equity value (on a controlling basis).
● The method bases allocation of value as of the valuation date and not a future date.
● It is most appropriate when a liquidity event, such as an acquisition or dissolution, is imminent, or when the company is at a very early stage.

Because OPay is a private company and its shares are illiquid, management at Opera determined that it was appropriate to apply a DLOM in the range of 10-20%, similar to the range used in 2020.

The estimate for fair value of equity in OPay, which the OPM and CV methods build on, was US$1.8 billion as of December 31, 2021 ( December 31, 2020: US$555 million). The estimated fair value of equity was primarily based on the price in transactions completed in 2021, adjusted for the lower seniority of Opera’s shares relative to the new class of preferred shares issued and transacted. Valuations based on discounted cash flows ("DCF") and market-based multiples were used to support the estimated fair value. In the DCF analysis, the forecasted cash flows were discounted with a weighted average cost of capital of 17%. The same discount rate was used to discount the range of possible future scenarios and outcomes under the PWERM. Management determined that the mid-points of the averages of estimated ranges of fair values reflected the best estimate of the price that would be received in orderly transactions if the shares in OPay were sold as of year-end. Consequently, the preferred shares in OPay were measured at US$59.5 million, while the ordinary shares were measured at US$25.1 million, totaling US$84.6 million. As of year-end 2020, when only the preferred shares were measured at fair value, these were estimated to have a fair value of US$49.0 million. Because the fair value measurement incorporated significant unobservable inputs, it was classified as a level 3 measurement in the fair value hierarchy. The ordinary and preferred shares in OPay held as of December 31, 2021, were acquired in 2018 and 2019 for US$6.5 million.

Key unobservable inputs in the valuation methods included the discount for lack of marketability, weighted average cost of capital, and the value of equity. The table below shows the sensitivities to the key unobservable inputs in the measurement of the fair value of the preferred and ordinary shares in OPay.

		As of December 31, 2020		As of December 31, 2021
[US$ thousands]	Key unobservable input	Decrease	Increase	Decrease	Increase
Discount for lack of marketability (5 percentage points movement)	PWERM, OPM and CV (1)	2,811	(2,811)	4,700	(4,700)
Weighted average cost of capital (2 percentage points movement)	PWERM, OPM and CV (1)	1,087	(1,009)	1,978	(1,885)
Equity value of the company (10% movement)	OPM and CV (1)	(3,093)	3,092	(5,115)	5,103

(1)	The indicated sensitivities as of December 31, 2021, reflect the effects from the PWERM and OPM, but not the CV method. However, the indicated sensitivities as of December 31, 2020, include the effects from the CV method as it used at the time.

The combined fair value gain on the ordinary and preferred shares was recognized as fair value gain on investments in the Statement of Operations, while the carrying amount of the investments was recognized as assets held for sale in the Statement of Financial Position. In 2020, the carrying amount of the ordinary and preferred shares was recognized as investments in associates and joint ventures.

The table below provides a reconciliation of the carrying amount of Opera’s investment in OPay.

	Year ended December 31,
[US$ thousands]	2020	2021
Carrying amount as of January 1	43,096	45,220
Share of net income (loss)	(876)	(214)
Change in fair value of preferred shares	3,000	29,415
Change in fair value of ordinary shares	-	29,094
Disposal	-	(18,915)
Carrying amount as of December 31	45,220	84,600

Star X

Star Group Interactive Inc. (“Star X", formerly known as "StarMaker”), was classified as an associate of Opera. Star X is a technology-driven company focused on audio-centric social networking. It provides users with various audio/audio-visual contents, virtual chat rooms, live streaming, and diverse social networking experiences, supported by the rich audio contents and state-of-the-art technologies. Star X is popular in emerging markets like Southeast Asia, Middle East, and is also seeing solid growth in developed markets.

Opera held preferred shares in Star X representing a 19.35% ownership interest. The preferred shares provide certain rights and benefits over ordinary shares, as outlined in Note 2. The preferred shares are debt instruments and were therefore measured at fair value through profit or loss. The classification of Star X as held for sale as of the end of 2021 did not impact the basis of measurement for the preferred shares.

Fair value of the preferred shares as of year-end 2021 was measured based on the amount received in 2022 when Opera completed the sale of the shares, as disclosed in Note 19. While the shares were sold to a related party, management of Opera determined that the observed price reflected the best estimate of fair value as of year-end 2021. In reaching this conclusion, management assessed both internal factors at Star X and factors related to the markets in which Star X operates. The observed transaction price was US$83.5 million, resulting in Opera recognizing a fair value gain of US$28.5 million, which was presented as part of fair value gain on investments in the Statement of Operations.

In 2020, the fair value of the preferred shares was estimated based on a combination of the PWERM, OPM and CV methods, as described above. Under all three methods, a discount for lack of marketability (“DLOM”) in the range of 30-40% was applied to reflect that the shares in Star X are illiquid. The option pricing model and the current value method build on an estimate of the fair value of the equity in Star X, which was estimated to be US$350 million as of December 31, 2020. The estimated fair value of equity was primarily based on the price in an observed transaction. Management at Opera determined that the mid-points of the averages of estimated ranges of fair values reflected the best estimate of the price that would be received in orderly transactions if the preferred shares were sold as of year-end 2020. Consequently, the preferred shares in Star X were measured at US$55.0 million as of December 31, 2020, which resulted in a gain in 2020 of US$21.0 million. Until the shares in Star X were classified as held for sale, their carrying amount formed part of the net investment in Star X and was presented as part of investments in associates and joint ventures in the Statement of Financial Position.

Because the fair value measurement incorporated significant unobservable inputs, it was classified as a level 3 measurement in the fair value hierarchy. The preferred shares in Star X were acquired in 2018 for US$30.0 million.

nHorizon

nHorizon, in which Opera has a 29.09% ownership interest, is a joint venture with Telling Telecom. nHorizon operates an Opera browser in China with monetization partners, including Baidu, Sogou and others. nHorizon consists of nHorizon Innovation (Beijing) Software Limited and nHorizon Infinite (Beijing) Software Limited (collectively, “nHorizon”).

The table below specifies Opera’s share of net income (loss) and the carrying amount of the investment in nHorizon.

	Year ended December 31,
[US$ thousands]	2019	2020	2021
Opera's share in %	29.09%	29.09%	29.09%
Opera's share of net income (loss)	518	(535)	(458)
Opera's share in equity	886	391	(120)
Equity method adjustments	77	72	126
Carrying amount as of December 31	963	463	6
Reconciliation of carrying amount:
Carrying amount as of January 1	443	963	463
Foreign exchange adjustments	3	35	1
Share of net income (loss)	518	(535)	(458)
Carrying amount as of December 31	963	463	6

Fjord Bank

Fjord Bank is a full-digital consumer finance bank that was founded in March 2017. In December 2019, it was granted a specialized bank license by the European Central Bank. Fjord Bank’s head office is in Vilnius, Lithuania.

In January 2021, Opera completed the acquisition of 3,252,300 shares in AB Fjord Bank (“Fjord Bank”) for US$0.9 million. At that time, Opera held 9.9% of the shares outstanding, but later in 2021, Opera’s ownership interest was diluted to 6.09% following a capital increase in which Opera did not participate. Fjord Bank was initially classified as an associate due to Opera having meaningful representation on Fjord Bank’s supervisory board, but subsequently in 2021, Opera ceased to have such representation, which resulted in Opera losing significant influence over Fjord Bank. While Fjord Bank was classified as an associate for part of 2021, the equity method was not applied because its impact would be immaterial to Opera’s consolidated financial statements. Instead, the ordinary shares were measured at fair value through profit or loss throughout 2021.

As of year-end 2021, the fair value of the shares in Fjord Bank was estimated to be US$0.9 million, i.e., the same amount as the acquisition cost. The fair value was estimated based on the price of ordinary shares issued to investors in the company in 2021. Because the fair value measurement incorporated significant unobservable inputs, it was classified as a level 3 measurement in the fair value hierarchy. The carrying amount of the shares is recognized as part of non-current financial assets in the Statement of Financial Position.

Powerbets

Powerbets Holdings Limited (“Powerbets”) was a joint venture in which Opera held 50.1% of the shares until December 2020, at which point in time Opera disposed of its entire investment. The disposal resulted in a gain in 2020 of US$2.1 million, which was recognized as other operating income in the Statement of Operations. In 2020, Opera recognized US$10.5 million in credit loss expense related to trade receivables and long-term loans provided to Powerbets in the period from 2017 until 2020. The credit loss expense was recognized as credit loss expense related to divested joint venture in the Statement of Operations. See Note 13 for additional information on the credit loss expense.